aravive

Developing Transformative Targeted Cancer Therapeutics

Corporate Presentation

January 2022

ARAV (NASDAQ)



Forward Looking Statements

This presentation contains forward-looking statements that may discuss Aravive's plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive's planned clinical activities and the timing of such activities, including the design, patient enrollment and availability of data from clinical studies, the potential pipeline, future indications and cash position, the anticipated safety, benefits, activity and manufacturability of Aravive's product candidates and the ability to obtain regulatory approval, including the Phase 3 trial supporting full approval in PROC. Forward-looking statements are based on Aravive's current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: e.g., the trials supporting the submission of a biologics license application to the FDA, Aravive's ability to meet its clinical milestones, the impact of COVID-19 on Aravive's clinical strategy, clinical trials, supply chain and fundraising, Aravive's ability to expand development into additional oncology indications, Aravive's dependence upon batiraxcept (AVB-500), batiraxcept's ability to have favorable results in clinical trials and ISTs, the clinical trials of batiraxcept having results that are as favorable as those of preclinical and clinical trials, the ability to receive regulatory approval, potential delays in Aravive's clinical trials due to regulatory requirements or difficulty identifying qualified investigators or enrolling patients especially in light of the COVID-19 pandemic; the risk that batiraxcept may cause serious side effects or have properties that delay or prevent regulatory approval or limit its commercial potential; the risk that Aravive may encounter difficulties in manufacturing batiraxcept; if batiraxcept is approved, risks associated with its market acceptance, including pricing and reimbursement; potential difficulties enforcing Aravive's intellectual property rights; Aravive's reliance on its licensor of intellectual property and financing needs. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Developing Transformative Targeted Cancer Therapeutics

Batiraxcept (AVB-500): Differentiated Approach to Targeted Inhibition of GAS6/AXL Signaling Pathway

Multiple Upcoming Clinical Milestones

Registrational Phase 3 Trial in Platinum-Resistant Ovarian Cancer (PROC) Ongoing
Phase 1b trial demonstrated more than doubling of progression-free survival than standard of care

Phase 1b Trial in 2L+ Clear Cell Renal Cell Carcinoma (ccRCC) Ongoing
39% best objective response rate; 46% confirmed responses[1] ; no patients progressed at first scan

Phase 1b Trial in 1L Pancreatic Adenocarcinoma Ongoing

Opportunity to Expand into Broad Range of Cancer Indications and Patient Populations

Strategic Collaborations: Licensed batiraxcept to 3D Med (China) and Discovery Collaboration on Connective Tissue Growth Factor (CTGF) Program with WuXi

1 This is the subgroup that has been on study long enough to have potential to achieve a confirmed response

Experienced Management and Board of Directors

SENIOR MANAGEMENT



CEO
Gail McIntyre, Ph.D., DABT



CMO
Reshma Rangwala, M.D., Ph.D.



CFO
Vinay Shah

BOARD OF DIRECTORS



Chairman of the Board
Fred Eshelman, Pharm D.



Director
Amato Giaccia, Ph.D.



Director
Peter Ho, M.D., Ph.D.



Director
John Hohneker, M.D.



Director
Sigurd Kirk



Director
Gail McIntyre, Ph.D., DABT



Director
Michael Rogers



Director
Eric Zhang

THE MEDICINES COMPANY · Furiex Pharmaceuticals · Genmab · PACIRA · PPD · KINNATE BIOPHARMA · MEDITOPE · KERYX · Akebia
gsk GlaxoSmithKline · MERCK · CardinalHealth · CHILTERN · STANFORD SCHOOL OF MEDICINE · aerpio · Indevus · ACORDA · BARCLAYS
BOSTON pharmaceuticals · NOVARTIS · Epizyme · Johnson & Johnson · ANOKION · forma THERAPEUTICS · BeiGene · Allergan · barr

Aravive Pipeline

Opportunity for Expansion into Additional Indications and Drug Combinations

Indication	Preclinical	Phase 1	Phase 2	Phase 3
Batiraxcept (AVB-500)				
OVARIAN CANCER Platinum Resistant *(batiraxcept + paclitaxel)*	Fast-Track Designation in U.S., Orphan Designation in EU			
CLEAR CELL RENAL CANCER • 1st Line *(batiraxcept + cabozantinib + nivolumab)* • 2nd+ Line *(batiraxcept + cabozantinib)* • Ineligible for curative intent therapy *(batiraxcept monotherapy)*				
PANCREATIC ADENOCARCINOMA 1st Line *(batiraxcept + gemcitabine + nab-paclitaxel)*				
Bispecific Antibodies (Cancer & Fibrosis)				
CANCER AND FIBROSIS				

Urgent Unmet Needs & Large Market Opportunities

~106K Addressable Patients & Potential to Expand into Other Cancers and Earlier Lines of Therapy

PROC

5th leading cause of cancer deaths among women in U.S.

~70% of patients diagnosed with advanced-stage disease

ADDRESSABLE PATIENTS

U.S.	~12,000
EU	~11,000

ccRCC

A leading cause of cancer deaths in U.S.

12% five-year survival rate for metastatic disease

ADDRESSABLE PATIENTS

1L	U.S.	~13,000
	EU	~14,000
2L	U.S.	~9,000
	EU	~9,000

Pancreatic Adenocarcinoma

Projected 2nd leading cause of cancer deaths in U.S. by 2030

11% five-year survival rate

ADDRESSABLE PATIENTS

U.S.	~18,000
EU	~20,000

Source: Decision Resource Group, diagnosed drug-treatable patients forecast. Aravive's estimates.
2L-4L platinum-resistant ovarian cancer (PROC), high grade serous patients, 1L and 2L advanced/metastatic clear cell renal cell carcinoma (ccRCC) patients, Pancreatic Adenocarcinoma – Metastatic 1L, eligible to receive gemcitabine + nab-paclitaxel as 1L treatment

Upcoming Key Milestones

1H 2022

- First Patient Dosed in Phase 2 in ccRCC Trial
- Completion of Enrollment in Phase 1b Pancreatic Adenocarcinoma Trial
- Preliminary Phase 1b Pancreatic Adenocarcinoma Trial Data
- Updated Phase 1b & Preliminary Phase 2 Part A ccRCC Trial Data

Mid 2022

- Interim Analysis for Phase 3 PROC Trial to Determine if Population Needs to be Enriched with Bevacizumab-naïve Patients to Increase Chance for Success

2H 2022

- Initiation of Phase 2 Pancreatic Adenocarcinoma Trial
- Updated Phase 1b & Preliminary Phase 2 Parts B and C ccRCC Trial Data

2023

- Updated Phase 1b & Preliminary Phase 2 Pancreatic Adenocarcinoma Trial Data
- Updated Phase 2 ccRCC Trial Data
- Phase 3 PROC Trial Data
- IND Filing for CTGF Program

GAS6/AXL Signaling Pathway

Drives Activation, Migration and Invasion of Abnormal Cells



Acquired resistance/EMT
Gas6
AXL
Ligands
RTKs
EGFR
Tyr779
Tyr821
Tyr866
RAS
RAF
MEK
MAPK
Cell proliferation
PLCγ
PKC
NF-κB
Cell survival Motility
PIP2
PIP3
PTEN
PI3K
PDK1
AKT
mTORC1
p70S6K
S6
4EBP1
eIF4E
Protein translation Cell survival

AXL is overexpressed upon acquisition of therapy resistance and can induce epithelial-to-mesenchymal transition (EMT). It dimerizes with RTKs present in the membrane of tumor cells to initiate signaling cascades that ultimately lead to increased cell motility and survival.
Clin Cancer Res. 2016 Mar 15; 22(6): 1313–1317.

Inhibiting GAS6 Preclinically

- Anti-tumor activity in many tumor models, including ovarian, kidney, pancreatic, and breast
- Blocks tumor invasion & metastasis
- Overcomes acquired drug resistance
- Ameliorates desmoplasia and fibrosis
- Enhances tumor immune response

GAS6 is Redundant for Normal Tissues

- GAS6 depletion well tolerated
- Lack of adverse events provides large therapeutic index
- GAS6 depletion readily combinable with targeted therapies, immunotherapies and radiotherapy

Batiraxcept (AVB-500): High Affinity, Highly Specific GAS6/AXL Inhibitor

Modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Preclinical data demonstrated relationship between affinity and anti-tumor activity
- Good safety and PK profile
- Structure modeled after marketed drugs (Enbrel®, Zaltrap®, Orencia®)

Proprietary biomarker tests to monitor GAS6 levels

- Serum GAS6 levels associated with efficacy in preclinical studies
- sAXL/GAS6 ratio pretreatment associated with response in PROC

Strong IP position on GAS6 inhibition (>2035)

Batiraxcept (AVB-500) Inhibits Metastasis and Tumor Growth

GAS6 is the sole activating ligand of AXL


GAS 6
AXL

Batiraxcept binds GAS6, preventing it from binding and activating AXL


GAS 6
AXL
AVB-500



Batiraxcept: Platinum-Resistant Ovarian Cancer (PROC)

Platinum-Resistant Ovarian Cancer Current Treatment Landscape

Per current NCCN Clinical Practice Guidelines in Oncology, Version 1.2020, for Ovarian Cancer (NCCN, 2020):

- For platinum-resistant disease, non-platinum-based agents or regimens are preferred
  - Paclitaxel with or without pazopanib
  - Paclitaxel with or without bevacizumab
  - Docetaxel
  - Oral etoposide
  - Gemcitabine
  - Liposomal doxorubicin with or without bevacizumab
  - Topotecan with or without bevacizumab
- Sequential therapy using single agents is typically used

Clinical activity of paclitaxel in PROC[1]

- 13-22% ORR
- 2.8-4.4 months PFS
- 10.7-13.1 mOS

Significant Adverse Events with 80mg/m² Paclitaxel [2] (N=51)			
Event	Grade 2	Grade 3	Grade 4
Neutropenia	0	2 (4%)	0
Thrombocytopenia	1 (2%)	0	0
Anemia	18 (35%)	2 (4%)	1 (2%)
Emesis	4 (8%)	1 (2%)	0
Gastrointestinal	10 (20%)	4 (8%)	0
Allergy	3 (6%)	0	0
Neurologic	10 (20%)	2 (4%)	0
Fatigue/weakness	8 (16%)	4 (8%)	0
Pain	6 (12%)	3 (6%)	0
Myalgias/arthralgias	0	0	0
Dyspnea	3 (6%)	3 (6%)	0
Infection	2 (4%)	1 (2%)	0
Cardiovascular	0	1 (2%)	1 (2%)
Pulmonary	1 (2%)	2 (4%)	0

[1] Taxol PI, Reference ID: 2939751
[2] M. Markman et al. / Gynecologic Oncology 101 (2006) 436– 440
ORR = objective response rate, PFS = progression-free survival, mOS = median overall survival

Summary of Phase 1a Healthy Volunteer and 1b PROC Studies

Phase 1a single ascending dose and repeat dose study in healthy volunteers

- 43 subjects participated; 42 dosed
- Batiraxcept was well-tolerated across doses of 1-10 mg/kg Batiraxcept; no SAEs
- No anti-drug antibodies (ADA)
- 10 mg/kg (IV) administered every other week suppressed serum GAS6 levels for 2 weeks

Phase 1b ascending dose study in Platinum-Resistant Ovarian Cancer (PROC)

- 53 patients with PROC in Phase 1b trial
- Batiraxcept generally well-tolerated across all doses
- No dose-limiting toxicities
- No discontinuations due to AEs
- No unexpected safety signals; safety profile consistent with PLD or PAC
- No ADA
- Infusion-related reactions noted; managed with premedication regimen
- Exposure-response relationship at 10 mg/kg



PLATINUM-RESISTANT OVARIAN CANCER
Batiraxcept 10 mg/kg + PAC (N=16)
Batiraxcept 15 mg/kg + PAC (N=3)
Batiraxcept 20 mg/kg + PAC (N=4)
Batiraxcept 10 mg/kg + PLD (N=21)
Batiraxcept 15 mg/kg + PLD (N=2)
Batiraxcept 20 mg/kg + PLD (N=3)

Batiraxcept IV q14 days; Pegylated liposomal doxorubicin (PLD) 40 mg/m^2 d1 of 28-day cycle; Paclitaxel (PAC) 80 mg/m^2 day 1, day 8, day 15 of 28-day cycle; Maintenance dosing on batiraxcept monotherapy

Batiraxcept + Paclitaxel Clinical Activity Associated with Exposure

Modeling Identified RP2D of 15 mg/kg

- Traditional MTD or DLT approach for identification of RP2D not appropriate for batiraxcept due to its benign safety profile
- Exposure-response relationship identified by unsupervised computer analysis
  - Statistically significant relationship between batiraxcept trough levels and PFS
- Minimal efficacious concentration (MEC) of batiraxcept identified as 13.8 mg/L based on Akaike Information Criterion (AIC)
- Modeling predicts 15 mg/kg will provide increase in mPFS relative to 10 mg/kg but no further increase in mPFS with 20 mg/kg relative to 15 mg/kg
  - Applies to all tumors
- **RP2D of 15 mg/kg**

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel

	>MEC (N=10)	<MEC (N=9)
ORR	5 (50%), 2 CRs[1]	2 (22%)
mPFS (months)	7.5	2.8
mOS (months)[2]	19.0	8.7

[1] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel, and progressed after not receiving batiraxcept for more than 2 weeks due to illness
[2] final mOS pending trial completion

DLT = dose-limiting toxicity, mOS = median overall survival, MTD = maximum tolerated dose, mPFS = median progression free survival, RP2D = recommended P2 dose

Batiraxcept + Paclitaxel Clinical Activity in Bevacizumab Subgroups

- Clinical activity higher in patients who had not received bevacizumab prior to entering study
  - Phenomenon observed in other studies[1]
  - Preclinical study showed bevacizumab treatment results in lower distribution of subsequent anti-cancer therapy[2]
- Will assess in large Phase 3 controlled study in an interim analysis

Efficacy Data for Patients Receiving 10 mg/kg and 15 mg/kg of Batiraxcept & Paclitaxel		
	Bevacizumab Naïve (N=9)	Previous Bevacizumab (N=10)
ORR	6 (67%), 2 CRs[3]	1 (10%)
mPFS (months)	7.7	2.8
mOS (months)[4]	19.3	9.2

mOS = median overall survival, mPFS = median progression
Note: Batiraxcept + paclitaxel and >MEC in bev naïve patients (n=7): mPFS 9.1 months and ORR of 71%
For reference, subgroup analysis of the control arms in the AURELIA (NCT00976911) bevacizumab trial (Journal of Clinical Oncology, Vol 33, No 32 (November 10), 2015: pp 3836-383) showed ORR of 30.2% with PAC alone & mPFS of 3.9 months (N=55) free survival

[1] Gynecol. Oncol. 157 (2) (2020 May) 379–385; Lancet Oncol. (2021 Apr 9); J. Clin. Oncol. 37 (17) (2019 Jun 10) 1470–1478; N. Engl. J. Med. 375 (22) (2016 Dec 1) 2154–2164; Dig. Liver Dis. 43 (11) (2011 Nov) 917–919.
[2] Int. J. Cancer: 133, 307–315 (2013)
[3] 1 patient at 10mg/kg and 1 patient at 15mg/kg had CR; 1 patient at 15mg/kg with CR continued to show CR at C13D1 while on batiraxcept alone, 6 months after discontinuing paclitaxel and progressed after not receiving batiraxcept for more than 2 weeks due to illness
[4] final mOS pending trial completion

Time on Treatment and Depth of Response for Batiraxcept + Paclitaxel Patients (10 and 15 mg/kg groups)

96% were on 3rd+ Line of Therapy; Literature Demonstrates 85% of Patients on their 3rd Line of Therapy have Progressive Disease by their First CT Scan[1]



PFS Months for Per-Protocol 10 mg/kg and 15 mg/kg AVB500+Pac Subjects
Subject ID
01-0005
19-0001
16-0002
01-0002
16-0005
07-0003
20-0004
08-0002
02-0004
08-0003
12-0002
19-0002
12-0001
02-0002
08-0001
06-0001
17-0002
08-0004
17-0003
13.6 # (15)
9.3 # (10)
9.3 (10)
9.1 (10)
7.7 (10)
7.3 Bev (10)
6.0 * (15)
5.5 Bev (10)
3.6 Bev (15)
3.6 (10)
3.1 Bev (10)
2.9 Bev (10)
2.8 Bev (10)
2.0 Bev (10)
1.8 Bev (10)
1.8 (10)
1.8 Bev (10)
1.8 Bev (10)
1.7 (10)
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Start of Confirmed CR
Start of Confirmed PR
Study Months
= Response maintained after discontinuation of chemotherapy at Cycle 6
* = PFS duration censored at date of last radiologic assessment



Largest Change in Target Lesion Burden for Per-Protocol
10 mg/kg and 15 mg/kg AVB-500+Pac Subjects
Confirmed Best Overall Response
Progressive Disease
Stable Disease
Partial Response
Complete Response
+ >MEC
o <=MEC
Change from baseline (%)
96.3%
40.9%
15.9%
13.5%
-41.4%
-46.2%
-64.0%
-100.0%
Subject ID
17-0002
06-0001
02-0002
08-0003
19-0002
08-0004
02-0004
17-0003
12-0002
12-0001
07-0003
20-0004
19-0001
16-0002
08-0002
01-0002
01-0005
16-0005

1 European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94-98

Promising Responses in Patients in Later Lines of Therapy and <3 Month Platinum-Free Interval Compared to Literature

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL (N=12)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN PATIENTS WITH <3MO PLATINUM FREE INTERVAL (N=21)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF BATIRAXCEPT + CHEMO* IN 3rd LINE & 4th LINE (N=20)



80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

CLINICAL RESPONSE OF CHEMOTHERAPY IN 3rd LINE AND 4th LINE* (N=99)**



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
ORR
SD
CBR
PD

*All doses and both chemo cohorts; **Historical data from Cancer Chemotherapy and Pharmacology (2019) 84:33-39 37; included PLD; GEM; CPT-11 (irinotecan); topotecan; and paclitaxel; no CRs in historical data (1 PR in historical data); ***European Journal of Obstetrics & Gynecology and Reproductive Biology 166 (2013) 94–98; 3L included (in order of use) taxol, carboplatin, topotecan, etoposide, Gemzar, doxil, tamoxifen, Adriamycin, carbo+taxol, and "other"; 4L was predominantly taxol.

Potentially More Favorable Benefit/Risk Profile

Compelling Anti-tumor Activity

- ORR of 50% with 2 CRs, mPFS of 7.5 months, and mOS of 19 months in 10 & 15 mg/kg batiraxcept + PAC patients when trough levels exceeded MEC
- ORR of 37% in 10 and 15 mg/kg batiraxcept + PAC patients, regardless of whether batiraxcept exposure was above MEC
- Compelling activity in patients with poor prognostic indicators, i.e., later lines of therapy and <3-month platinum-free interval

Favorable Safety Profile to Date

- No DLTs like chemotherapies and ADCs
- No dose reductions or discontinuations to manage toxicities
- No toxicities that have been seen with ADCs: neutropenia, ocular toxicities, peripheral neuropathy, and/or liver enzyme elevation
- Infusion reactions and fatigue appeared to be related to treatment; infusion reactions managed by premedication regimen

	Batiraxcept (10 and 15 mg/kg cohorts) + PAC >Minimal Efficacious Exposure
N	10
ORR [PR / CR]	5 (50%) [3 PRs (30%); 2 CRs (20%)]
mPFS (months)	7.5
mDoR (months)	7.4
mOS (months)*	19.0
Discontinuation due to AEs	0
Dose reductions	0

Batiraxcept Phase 3 Adaptive Registration Trial Design in PROC (ClinicalTrials.gov NCT04729608)

- **FDA Feedback:** If data positive, trial would support full approval in PROC; no further preclinical or clinical studies required for BLA at this time
- **Dosing:** Batiraxcept every 2 weeks plus paclitaxel for 3 weeks, followed by 1 week off versus paclitaxel alone every week for 3 weeks, followed by 1 week off
- **Endpoint Assessment:** mPFS per RECIST V1.1; radiological imaging every 8 weeks

Key Eligibility Criteria

- High-grade serous ovarian cancer pathology
- 1-4 prior lines
- ECOG 0-1
- Stratifications:
  - Prior bevacizumab use
  - Lines of therapy
  - Platinum-free interval
- N of 300-400, depending on interim analysis

1:1 Randomization

- Batiraxcept + PAC
- Placebo + PAC

Interim Analysis

- After 85 PFS events
- Ability to add 100 bevacizumab naïve[1] patients to increase chance for success at final PFS analysis
- Anticipated mid-2022

Final PFS Analysis

- Primary endpoint for full approval is PFS
- ~75% PFS events needed
- Overall Survival is secondary endpoint
- Readout expected in 2023
- BLA anticipated in 2023, if trial is successful

[1] naïve defined as patients who are medically ineligible to receive bevacizumab or who chose not to receive bevacizumab

ECOG = Eastern Cooperative Oncology Group (ECOG) Performance Status, mPFS = median progression-free survival, BLA = biologics license application



Batiraxcept: Clear Cell Renal Cell Carcinoma (ccRCC)

ccRCC Current Treatment Landscape

- Limited treatment options for patients who have failed 1L
- Cabozantinib is the predominant drug used in 2L+ ccRCC[1]
- Clinical Activity[2]:
  - Confirmed objective response rate for (60mg) cabozantinib alone ranges from 17%-28%
  - PFS for (60mg) cabozantinib ranges from 7.4-9.3 months
- Safety from METEOR trial[2]:
  - Dose reductions required for 60%
  - Dose interruptions for 70%
  - Adverse reactions in ≥ 25%: diarrhea; fatigue; nausea; decreased appetite; palmar-plantar erythrodysesthesia (PPE); hypertension; vomiting; weight decreased; and constipation
  - Grade 3-4 adverse reactions and laboratory abnormalities in ≥ 5%: hypertension; diarrhea; fatigue; PPE; hyponatremia; hypophosphatemia; hypomagnesemia; lymphopenia; anemia; hypokalemia; and increased GGT

[1] Per key opinion leaders and Decision Resource Group 2019 Report
[2] N Engl J Med 2015;373:1814-23

Strong Biological Rationale for Batiraxcept in ccRCC

GAS6/AXL in ccRCC[1]

- AXL plays significant role in ccRCC invasion & metastasis
- AXL highly expressed in aggressive ccRCC tumors and associated with poor outcome
- GAS6/AXL signaling pathway is established therapeutic target to prevent/treat metastatic ccRCC

Strong *in vivo* activity in preclinical models[1,2]

- Batiraxcept single agent activity in metastatic disease
- Data support combination of batiraxcept & antiangiogenic agents for treatment of advanced kidney cancer

GAS6/AXL levels predict prognosis and survival in humans[1,2]


A
120
100
80
60
40
20
0
Frequency
Tumor
Normal
5
10
15
AXL Expression (log2)
B
14
12
10
8
6
AXL Expression (log2)
ccA
ccB
cc3
Normal


C
AXL
Cases w/out altered AXL
Cases with altered AXL
p=0.004812
100
80
60
40
20
0
% Surviving
0
20
40
60
80
100
120
Months

(A) AXL expression in ccRCC in The Cancer Genome Atlas (TCGA) dataset. (B) Box plot of AXL gene expression with tumor and normal samples split into molecular subgroups: ccA (good prognosis), ccB (aggressive), cc3 (non-VHL), and compared with normal kidney. (C) Kaplan–Meier plot of survival by AXL altered gene expression in the TCGA tumor samples.[1]

1. Rankin et al, PNAS | September 16, 2014 | vol. 111 | no. 37 | 13373;
2. Xiao et al, Cancer Research October 4, 2019

Batiraxcept Effectively Targets Metastasis Preclinically in ccRCC

Direct regulation of GAS6/AXL signaling by HIF Promotes Renal Metastasis through SRC and MET

- Stress conditions in cell activate GAS6/AXL signaling to allow cell to survive
- Hypoxia (stress factor), typical in solid tumors, induces hypoxia inducible factors HIF-1 and HIF-2 which activate AXL
- GAS6/AXL pathway activates cMET and transcription factors (e.g., SNAIL and SLUG) involved in epithelial to mesenchymal transition, leading to metastasis
- Genetic or therapeutic **inactivation of GAS6/AXL pathway preclinically significantly inhibits invasion and metastasis** of ccRCC cells (**without HIF inhibition**)



Hypoxia
GAS6
sAXL
cMET
AXL
Cell Membrane
VHL
OH OH
PHD
O_2
HIF
26S
Proteasome
SRC
Nucleus
HIF
ARNT
AXL
SNAIL
SLUG
Poor Patient Survival
Metastasis
Migration/Invasion

Rankin et al, PNAS, September 16, 2014, vol. 111, no. 37, 13377

Batiraxcept + Cabozantinib Phase 1b Trial Design in ccRCC

Phase 1b Trial of Batiraxcept in Combination with Cabozantinib

Population:

- 26 patients
- Histologically confirmed metastatic ccRCC and has progressed on/after a front-line treatment regimen
- Patients who previously were treated with cabozantinib are excluded

Timing:

- Completed enrollment in November 2021
- Currently dosing 15 mg/kg and 20 mg/kg cohorts

Batiraxcept + Cabozantinib (N=26)

Batiraxcept Dose Levels:

DL 1: 15 mg/kg Q2W

DL 2: 20 mg/kg Q2W

Cabozantinib dosing as indicated on the package insert

Safety Profile of Batiraxcept and Cabozantinib

Safety Profile Consistent with the Established Safety Profile for Cabozantinib

Safety	15 mg/kg Batiraxcept + Cabozantinib N=16	20 mg/kg Batiraxcept + Cabozantinib N=10
Treatment Related Deaths	0	0
Grade 3 Adverse Events (AEs), related to Batiraxcept and Cabozantinib [1] (No Grade 4 or 5 AEs)	2 (12.5%): HTN, Thrombocytopenia	2 (20%): Thromboembolic Event and SBO, diarrhea
AEs Leading to Batiraxcept Treatment Discontinuation	1 (6%)[2]	1[3] (10%): IRR, fatigue, diarrhea
AEs of Special Interest (Infusion Related Reaction)	3 (18.8%)	2 (20%)

[1] HTN, thrombocytopenia, small bowel obstruction (SBO), and diarrhea were transient and resolved while batiraxcept therapy continued. Thromboembolic event ongoing and patient's cabozantinib interrupted but batiraxcept dosing continued. All events have been reported with cabozantinib use.
[2] Patient discontinued batiraxcept due to toxicity related to batiraxcept and cabozantinib (grade 2 diarrhea combined with the lack of care giver support).
[3] Patient was discontinued from both cabozantinib and batiraxcept

Positive Initial Anti-Tumor Activity from Phase 1b Trial in ccRCC

39% (9/23) Best Objective Response Rate; No Patients Progressed at 1st Scan

Efficacy Evaluable	Total	15 mg/kg Batiraxcept + Cabozantinib	20 mg/kg Batiraxcept + Cabozantinib
Best Objective Response Rate (Confirmed + Unconfirmed)[1]	**N = 23**	**N = 15**	**N = 8**
Partial Response	9/23 (39%)	6/15 (40%)	3/8 (38%)
Stable Disease	14/23 (61%)	9/15 (60%)	5/8 (63%)
Progressive Disease	0	0	0
Best Objective Response Rate (Confirmed)[2]	**N = 13**	**N = 11**	**N=2**
Partial Response	6/13 (46%)	5/11 (45%)	1/2 (50%)
Stable Disease	6/13 (46%)	5/11 (45%)	1/2 (50%)
Progressive Disease[3]	1/13 (8%)	1/11 (10%)	0
Median Cabozantinib Dose (mg/day)	41	41	41

[1]All patients with at least 8 weeks (1 radiological image) follow up
[2]All patients with at least 16 weeks (2 radiological images) follow up; this is the subgroup that has been on study long enough to have potential to achieve a confirmed response
[3]One patient achieved a SD at 8 weeks (first radiological image) but progressed at week 16 (second radiological image)

Depth and Duration of Response in ccRCC

Batiraxcept + Cabozantinib



Change from Baseline, (%)
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44
Weeks on Study
Dose Cohort
15 mg/kg
20 mg/kg
Patient ID
101-004 102-001 102-002 103-001 104-001 105-002 105-003 105-004
106-001 107-002 107-004 107-005 107-006 107-007 109-001 101-003
101-005 105-005 105-006 105-007 107-009 108-001 109-002

- 20/23 (87%) demonstrated decrease in target tumor size from baseline, some with deepening of response over time; early tumor shrinkage is associated with overall survival (see Appendix)
- 2/23 (9%) progressed at week 16 (107-005; due to non target lesion growth) and week 40 (103-001)
- Seven patients (101-004, 101-005, 102-002, 105-002, 105-006, 107-002, and 107-004) experienced resolution of one or more target lesions

Patient 105-006: Target Lesions Measuring ~18 cm in Total Resolved by First on Treatment Scan



Baseline
Week 8

- Patient 105-006 had 4 target lesions at baseline measuring 25.6 cm in total. The images above depict two of these lesions (red arrows). The images on the left were obtained at baseline. The images on the right were obtained at Week 8.
- At week 8, 3 of the 4 target lesions, measuring a total sum of 18 cm, completely resolved. 4th lesion continues to decrease in size at week 16.
- Neither the rapidity of tumor shrinkage nor the complete resolution of target lesions of this size are phenomena typically observed with VEGF TKIs[1].

[1] Verbal communication, Dr. Eric Jonasch & Dr. Martin Voss

Phase 1b/2 Trial Designed to Accelerate Development in ccRCC

Strong Rationale to Evaluate Batiraxcept Monotherapy and Combination with Nivolumab + Cabozantinib in 1L

Phase 1b and Phase 2 Part A: Batiraxcept 15 mg/kg	Phase 1b, N=16	Phase 2 Expansion, N=25	2L+ ccRCC: batiraxcept + cabozantinib 60 mg
Phase 1b: Batiraxcept 20 mg/kg	Phase 1b, N=10		
Phase 2 Part B: Batiraxcept 15 mg/kg (option to increase to 20 mg/kg)		Phase 2 Expansion, N=20	1L ccRCC: batiraxcept + nivolumab + cabozantinib 40 mg
Phase 2 Part C: Batiraxcept 15 mg/kg (option to increase to 20 mg/kg)		Phase 2 Expansion, N=10	ccRCC patients ineligible for curative intent therapy: batiraxcept monotherapy



Batiraxcept: Pancreatic Adenocarcinoma

Pancreatic Adenocarcinoma Current Treatment Landscape

Gemcitabine + nab-paclitaxel used in 1L treatment for advanced pancreatic adenocarcinoma

Clinical Activity[1]:

- ORR 23% with 1 patient with CR (<1%)
- mPFS 5.5 months
- mOS 8.5 months

Safety[1]:

- 33% of patients had dose reductions, resulting in a median relative dose intensity of 85%

Adverse Event (AE)	Nab-Paclitaxel + Gemcitabine (N=421)
AE leading to death – no. (%)	18 (4%)
Grade ≥ 3 Hematologic AE – no./total no. (%)	
Neutropenia	153/405 (38%)
Leukopenia	124/405 (31%)
Thrombocytopenia	52/405 (13%)
Anemia	53/405 (13%)
Receipt of growth factors – no./total no. (%)	110/431 (26%)
Febrile neutropenia – no. (%)	14 (3%)
Grade ≥ 3 nonhematologic AE occurring in >5% of patients – no. (%)	
Fatigue	70 (17%)
Peripheral neuropathy	70 (17%)
Diarrhea	24 (6%)
Grade ≥ 3 peripheral neuropathy	
Median time to onset – days	140
Median time to improvement by one grade – days	21
Median time to improvement to grade <1 – days	29
Use of nab-paclitaxel resumed – no./total no. (%)	31/70 (44%)

[1] N Engl J Med 369;18 nejm.org October 31, 2013

Batiraxcept + gemcitabine + nab-paclitaxel Phase 1b/2 Trial Design in 1L Pancreatic Adenocarcinoma

Ongoing Phase 1b Trial

Population:

- Patients (N~20) with advanced or metastatic pancreatic adenocarcinoma eligible to receive gemcitabine + nab-paclitaxel as first-line treatment
- Assess safety, tolerability and clinical activity of batiraxcept in combination with gemcitabine + nab-paclitaxel (Abraxane®)

Timing:

- First patient dosed in Phase 1b portion of trial in August 2021
- Completion of enrollment in Phase 1b trial expected in 1H 2022

Phase 1b

Batiraxcept (15 mg/kg) + gemcitabine + nab-paclitaxel

Safety, tolerability and clinical activity

Initial Safety and Anti-Tumor Activity from Phase 1b Pancreatic Trial

SAFETY:

- No unexpected safety signals observed in the first 6 patients who completed Cycle 1
- One grade 3 neutrophil count decreased related to the triplet; resolved within 7 days; no grade 4 or 5 events related to batiraxcept
- Safety profile consistent with gemcitabine + nab-paclitaxel.

EFFICACY:

Efficacy Evaluable	15 mg/kg batiraxcept + gemcitabine+ nab-paclitaxel
Best Objective Response Rate (Confirmed + Unconfirmed)[1]	**N = 6**
Partial Response	3 (50%)
Stable Disease	2 (33%)
Progressive Disease	1 (16.7%)

[1]All patients with at least 8 weeks (1 radiological image) follow up; one patient died prior to first on treatment scan due to urosepsis, unrelated to batiraxcept



Corporate Highlights

Financial Summary

$67.5 Million* Cash and Cash Equivalents	20.9 Million* Shares Outstanding	No Debt	Cash Runway Expected to Fund Base Operating Plan into Q4 2022 #

* Data as of 9/30/2021; doesn't include the $10M investment from Eshelman Ventures, LLC in January, 2022
# Includes $10M investment from Eshelman Ventures, LLC in January, 2022

Upcoming Key Milestones

1H 2022

- First Patient Dosed in Phase 2 in ccRCC Trial
- Completion of Enrollment in Phase 1b Pancreatic Adenocarcinoma Trial
- Preliminary Phase 1b Pancreatic Adenocarcinoma Trial Data
- Updated Phase 1b & Preliminary Phase 2 Part A ccRCC Trial Data

Mid 2022

- Interim Analysis for Phase 3 PROC Trial to Determine if Population Needs to be Enriched with Bevacizumab-naïve Patients to Increase Chance for Success

2H 2022

- Initiation of Phase 2 Pancreatic Adenocarcinoma Trial
- Updated Phase 1b & Preliminary Phase 2 Parts B and C ccRCC Trial Data

2023

- Updated Phase 1b & Preliminary Phase 2 Pancreatic Adenocarcinoma Trial Data
- Updated Phase 2 ccRCC Trial Data
- Phase 3 PROC Trial Data
- IND Filing for CTGF Program

Developing Transformative Targeted Cancer Therapeutics

Batiraxcept (AVB-500): Differentiated Approach to Targeted Inhibition of GAS6/AXL Signaling Pathway

Multiple Upcoming Clinical Milestones

Registrational Phase 3 Trial in Platinum-Resistant Ovarian Cancer (PROC) Ongoing
Phase 1b trial demonstrated more than doubling of progression-free survival than standard of care

Phase 1b Trial in 2L+ Clear Cell Renal Cell Carcinoma (ccRCC) Ongoing
39% best objective response rate; 46% confirmed responses[1] ; no patients progressed at first scan

Phase 1b Trial in 1L Pancreatic Adenocarcinoma Ongoing

Opportunity to Expand into Broad Range of Cancer Indications and Patient Populations

Strategic Collaborations: Licensed batiraxcept to 3D Med (China) and Discovery Collaboration on Connective Tissue Growth Factor (CTGF) Program with WuXi

1 This is the subgroup that has been on study long enough to have potential to achieve a confirmed response

Appendix

GAS6/AXL Role in Cancer

Strong Biology, Challenging Target

- **Technology discovered by Aravive's scientific founder at Stanford**
- Increased GAS6/AXL expression and signaling seen in many cancers and **correlated with a poor prognosis**
- **Robust target validation:** Differentially expressed in cancer: activation drives cancer; blockade inhibits cancer
- **Extensive literature** on GAS6/AXL involvement in metastatic disease
- **Challenging target** because of high affinity between GAS6 and AXL
- **Small-molecule drugs** directed against AXL kinase **typically lack selectivity**

Examples	AXL/GAS6 Up-Regulation	References
Ovarian*	50-90%	*Rankin et al., 2010 Sun et al., 2004*
Kidney*	≥75%	*Gustafsson et al., 2009 Chung et al., 2003*
Breast*	76-90%	*Zhang et al., 2008 Berclaz et al., 2001 McCormack et al., 2008*
Lung*	45-93%	*Shieh et al., 2005 Wimmel et al., 2001 Linger et al., 2012*
AML, CML*	≥35%	*Rochlitz et al., 1999 Gioia et al., 2011*
Pancreas*	50-70%	*Song et al., 2011 Koorstra et al., 2009*

*Available Preclinical data with batiraxcept

Strong Biological Rationale for Batiraxcept in PROC

- AXL expressed in 0% (0 of 10) of normal ovarian tissue[1]
- AXL expressed in 73% (219 of 297) of all ovarian tumor samples, demonstrating that AXL expression is significantly higher (P < 0.0001) in ovarian carcinomas than normal ovarian epithelium[2]
- Batiraxcept single-agent activity in PROC and OC preclinical models
- Combination with doxorubicin resulted in nearly undetectable levels of disease in preclinical metastatic models

OVCAR 8 (Ovarian Cancer Model)[2]



Number of metastases
1,000
750
500
250
0
40
30
20
10
0
****
Tumor weight (g)
0.75
0.50
0.25
0
0.2
0.1
0
*
****
Saline
AVB
Dox
AVB + Dox

SKOV3 IP (Platinum-Resistant Ovarian Cancer)[2]



Number of metastases
300
200
100
0
25
20
15
10
5
0
****
***
Tumor weight (g)
2
1.5
1
0.5
0
0.3
0.2
0.1
0
**
Saline
AVB
Dox
AVB + Dox

[1]Rankin et al., Cancer Res; 70(19) October 1, 2010
[2] Kariolis et al, J Clin Invest. 2017;127(1):183–198
Dox = doxorubicin, AVB = batiraxcept, PROC = platinum-resistant ovarian cancer, OC = ovarian cancer

Strong Biological Rationale for Batiraxcept in Pancreatic Adenocarcinoma

- Preclinical data demonstrated increased survival in combination with gemcitabine, decreased fibrosis, and decreased tumor weight in orthotopic models
- Batiraxcept in combination with paclitaxel demonstrated compelling clinical activity in PROC

- Studies have reported AXL expression correlates with worse outcome in clinical samples from pancreatic cancer patients[1,2]
  - ~70% of patients had tumor tissues with high AXL levels, which was associated with worse prognosis, distant metastasis, and poor overall survival and recurrence-free survival
  - AXL silencing by shRNA decreased cell invasion, Akt activation, and increased radiation-induced PARP cleavage and apoptosis[1]; pancreatic ductal adenocarcinoma cell lines with shRNA knockdown of AXL resulted in reduced tumor growth and metastasis in vivo

[1] Song X, Wang H, Logsdon CD, et al. Overexpression of receptor tyrosine kinase Axl promotes tumor cell invasion and survival in pancreatic ductal adenocarcinoma. Cancer 2011 2 15;117(4): 734–43.
[2] Leconet W, Larbouret C, Chardes T, et al. Preclinical validation of AXL receptor as a target for antibody-based pancreatic cancer immunotherapy. Oncogene 2014 11 20;33(47):5405–14.

Strong Patent Protection

Stanford Licensed IP

1 Patent Family – Expiration 2031

U.S.:	3 Issued Patents
Worldwide:	10 Issued (2 HK Recorded) Patents (EP Validated In 18 EP Countries)
	3 Pending Patent Applications

Stanford-Batiraxcept Co-owned IP

3 Patent Families – Expirations 2032 / 2033 / 2035

U.S.:	3 Issued Patents – 1 Pending Patent Application
Worldwide:	11 Issued Patents – (2 EP Validated In 18 EP Countries; 1 EP Validated in 7 Countries)
	1 Pending Patent Application Worldwide

Batiraxcept-Owned IP

5 Patent Families – Expiration 2035 / 2038 / 2041 (2) / 2042

U.S.:	1 Issued Patent – 1 Pending US Provisional
Worldwide:	2 Pending Patents – 11 Pending Patent Applications Worldwide

Clinical Activity of Cabozantinib in 2L+ ccRCC

	CANTATA CABOZANTINIB (N=223) [1]	NCT03634540 CABOZANTINIB + Belzutifan (N= 52)	METEOR CABOZANTINIB [3] (N=330)
Clinical Activity			
Objective Response % (95% CI)	27.8	28.8 (17.1 – 43.1)	17 (13-22)
Complete Response (%)	1	0	0
Stable Disease (%)	60	Not Reported	62
Progressive Disease (%)	8.5	Not Reported	14
mPFS (months) (95% CI)	9.3 (7.6 – 11.0)	16.8 (9.2 – Not Reached)	7.4
Safety			
Deaths (#)	3 (1%)	0	1 (<1%)
Grade >=3 Treatment Related AEs in More Than 10% of Patients (%)	79 HTN (18%), Diarrhea (13%)	60 HTN (23%), Anemia (12%), Fatigue (12%)	39 HTN (15%), Diarrhea (13%), Fatigue (11%), PPE (27%)
Treatment Discontinuations Due to AEs (%)	15	15 – Cabozantinib 12 - Belzutifan	10
Dose Reductions (%)	83	Not Reported	60

1 Abstract 4501, 2021 ASCO meeting
2 ESMO 2021
3 N Engl J Med 2015;373:1814-23.

Rates and Depth of Response Associated with Overall Survival in ccRCC

- Retrospective studies have shown that early tumor shrinkage (eTS) based on target lesion reduction from baseline to first post-baseline scan, has predictive value for targeted therapies in RCC (Grunwald 2015; Grunwald 2016)
- In the Phase 3 METEOR study, cabozantinib improved median OS compared to everolimus (21.4 vs 16.5 months) (Choueiri 2016)
- In a retrospective analysis of the METEOR trial, Duran and colleagues estimated median OS for patients with ≥30% eTS, any eTS or no eTS at first post-baseline scan (week 8)
- Cabozantinib demonstrated a higher rate and greater depth of tumor shrinkage at the first post-baseline scan compared with everolimus; Early tumor shrinkage is associated with overall survival

Proportion of pts in each subgroup.		
Early tumor shrinkage*	Cabo, n (%) (N=330)	Eve, n (%) (N=328)
≥30%	65 (19.7)	16 (4.9)
Any	242 (73.3)	155 (47.3)
None	77 (23.3)	156 (47.6)
Unknown	11 (3.3)	17 (5.2)

*From baseline to first post-baseline scan (week 8)

Duran et al Genitourinary Cancers Symposium 2019, abstract #550

Strategic Collaborations

3DMed

Exclusive license agreement for development & commercialization of batiraxcept across all oncology indications in Greater China

- $12M upfront payment received
- $207M total potential development and commercial milestone payments; $9M development milestones achieved to date
- Tiered-royalties ranging from low double-digit to mid-teens as a % of annual net sales

WuXi Biologics
Global Solution Provider

Identify/develop novel, high-affinity bispecific antibodies against CCN2, also known as connective tissue growth factor (CTGF), targeting cancer/fibrosis

- CTGF over-expression is hallmark of fibrosis in multiple tissues and is widely thought to be required to mediate profibrotic effects of TGFβ
- Overexpression associated with poor prognosis in many cancers, including aggressive/invasive breast cancer, osteolytic breast cancer, pancreatic cancer, and glioblastoma

Domain-focused strategy to generate a best-in-class clinical therapeutic targeting desmoplasia and tumor growth in 2023

aravive

Developing Transformative Targeted Cancer Therapeutics



Corporate Presentation

January 2022

ARAV (NASDAQ)